--------------------------------------------------------------------------------
                             ARTISAN SMALL CAP FUND
--------------------------------------------------------------------------------
QUARTERLY UPDATE                                                    JANUARY 2000

Artisan Small Cap Fund outpaced its benchmark index, the Russell 2000, during the fourth quarter, marking the second consecutive quarter it has outperformed its index.

The Fund advanced 21.0% for the fourth quarter, surpassing the Russell 2000 that ended the quarter with a gain of 18.4%. For the year ended December 31, 1999, the Fund rose 19.18%, while the Russell 2000 gained 21.26%.<F1>

Inside you'll find a discussion of the quarter's events, profiles of a few selected holdings and our near-term outlook for the economy and the markets.

                                                                          (LOGO)
                                                                   ARTISAN FUNDS

                            FOURTH QUARTER OVERVIEW
                            ------------------------

Divergence ruled the market during the fourth quarter. Technology issues and tech-heavy indexes soared, while the broader market posted more modest gains, if any.

The Fund's portfolio reflected this divergence. Our technology holdings did superbly, but our broad diversification limited our gains compared to the more aggressive small-cap averages. Even given our valuation discipline, we have ways to participate in the Internet. Our holdings include manufacturers of Internet components, software developers and technical service providers assisting customers in e-commerce applications, and firms trying to enhance their growth by employing Internet strategies.

Given technology's increasing importance, we have chosen to profile holdings with exposure to the Internet. Each is redefining its business through new technology initiatives.

                        --------------------------------
                        AVERAGE ANNUAL TOTAL RETURNS<F1>
                        --------------------------------
                         FOR THE PERIODS ENDED 12/31/99

                                                       SINCE INCEPTION
                                        ONE-YEAR          (3/28/95)
                                        --------       ---------------
ARTISAN SMALL CAP FUND                   19.18%            14.15%
RUSSELL 2000 INDEX                       21.26%            16.52%
LIPPER SMALL-CAP CORE FUND INDEX         20.17%            16.24%

                                       1
                               INVESTMENT PROFILE
                               ------------------
                                 BELL & HOWELL

Long the king of movie cameras and projectors, BELL & HOWELL has morphed into a leading information management company. Its array of businesses may appear somewhat disparate, but a consistent strategy ties them together. To obtain a market-leading position, Bell & Howell focuses on well-defined niche markets with high barriers to entry.

With ProQuest, it has the largest existing online database of regional newspapers, a competitive advantage in its quest to penetrate local libraries and schools.

Also intriguing is the Bell & Howell joint venture with Infonautics. Designed for the K-12 schools, this separate e-company (as yet unnamed) will combine ProQuest information with Infonautics' Electronic Library. Bell & Howell expects to spin off this company, seeking to realize added value for shareholders.<F2>

                              TOP 10 HOLDINGS<F3>
                              --------------------

--------------------------------------------------------------------------------
COMPANY                                                                       %
--------------------------------------------------------------------------------
HEALTHCARE FINANCIAL PARTNERS REIT...Healthcare related real estate
  investments (144A)                                                       2.2%
PENTON MEDIA ...Trade shows and publications                               1.9%
APEX...Personal computer server administration systems                     1.9%
NCO GROUP...Accounts receivable management services                        1.8%
NEWFIELD EXPLORATION COMPANY...Natural gas exploration and production      1.7%
MEDICIS PHARMACEUTICAL CORP...Dermatology pharmaceutical company           1.7%
CLEARNET COMMUNICATIONS...Cellular telecommunications provider             1.7%
DAISYTEK INTERNATIONAL CORP...Computer supplies distributor                1.6%
GALILEO TECHNOLOGY LTD...Producer of communications semiconductor chips    1.6%
TEKELEC...Data network switching and diagnostic systems                    1.6%
--------------------------------------------------------------------------------
TOTAL                                                                     17.7%
===============================================================================

                                       2
                               INVESTMENT PROFILE
                               ------------------
                       DAISYTEK INTERNATIONAL CORPORATION

DAISYTEK INTERNATIONAL CORPORATION is a leading wholesale distributor of consumable, non-paper, microcomputer and office automation supplies. The company recently entered the professional video and audiotape market, which primarily serves the film entertainment industry in the U.S.

However, our interest in Daisytek is focused on its 80% ownership of PFSweb,which aims to be a major player in e-commerce fulfillment. Daisytek established the firm in 1996 as Priority Fulfillment Services to provide outsourcing services in the company's core competencies of outbound telemarketing, order fulfillment, logistics, customer service and receivables management.

PFSweb now provides transaction management services for electronic and traditional commerce, offering retailers and e-tailers order management, customer support, billing services and distribution to approximately 30 clients, including American Eagle Outfitters, Hewlett-Packard, IBM and Nokia.

Daisytek plans to eventually spin off the balance of PFSweb's shares. We believe Daisytek's stake in PFSweb is currently worth more than the entire valuation of Daisytek, which means we're essentially getting the core business for free.<F2>

                                       3
                               INVESTMENT PROFILE
                               ------------------
                                  PENTON MEDIA

Founded in 1892, PENTON MEDIA is one of the oldest and best-known brands in the business-to-business media arena. It's America's sixth-largest business publisher and seventh-largest trade show producer. Although its publications dominate their markets, management recognizes the opportunities available via the Internet.

Penton maintains over 40 websites and with the acquisition of Mecklermedia, extended its Internet stake by adding 32 Internet trade shows and a share in the internet.com network of websites. The Internet magazines and trade shows provide competitive advantages over pure online competitors. Utilizing its existing editorial infrastructure, Penton is developing vertical industry portals tailored for industry professionals by providing daily news, archived content, vendor directories and community boards.<F2>

     DIVERSIFICATION BY SECTOR<F4>
     -----------------------------

----------------------------------------
SECTOR                                 %
----------------------------------------
BASIC MATERIALS                      4.9
CAPITAL GOODS                        2.8
CONGLOMERATES                        0.0
CONSUMER CYCLICAL                    0.0
CONSUMER NON-CYCLICAL                5.6
ENERGY                               7.6
FINANCIAL                            6.6
HEALTHCARE                           8.6
REITS                                3.2
SERVICES                            26.4
   BUSINESS SERVICES                11.0
   CONSUMER SERVICES                15.4
TECHNOLOGY                          21.8
TELECOMMUNICATIONS                   9.7
TRANSPORTATION                       1.4
UTILITIES                            1.4
----------------------------------------
TOTAL                             100.0%
========================================

                             OUR VIEW ON SMALL-CAPS
                             ----------------------
                                LOOKING FORWARD

Technology, recent market activity would seem to say, is the only place to invest these days. We maintain a more balanced view.

Undoubtedly the U.S. is a world leader in technological innovation and technology is expected to be a major force spurring global economic growth in coming years. But to us the equity markets are underestimating the value of many firms outside the technology sphere.

We intend to continue participating in technology's investment potential, yet be mindful of valuations. We plan to offer broad exposure to small growing companies that we believe could benefit from the "new economy."

Within technology, one area we like is information technology service companies. We believe this discounted sector has life after Y2K. As more businesses look to enter the Internet, they'll need these firms' expertise.

Also intriguing is E-health. We believe the Internet and technology are essentially changing healthcare. We like: Caremark Rx, a leading mail-order pharmacy; InfoCure, a developer of automation software for doctors' offices; and Eclypsis, whose software streamlines clinical processes in hospitals.

                                  SPECIAL NOTE
                                  ------------

1999 DISTRIBUTIONS. Artisan Funds paid their distributions on November 11, 1999, to shareholders of record on November 10, 1999. However, Artisan Small Cap Fund did not pay a distribution 1999.

ARTISAN FUNDS WEBSITE AVAILABLE. Visit the Artisan Funds website at www.artisanfunds.com. It provides you with 24-hours a day, 7-days a week access to:

       -  Current & Historical Share Prices
       -  Fund Performance Information
       -  Portfolio Data & Statistics
       -  Combined Prospectus
       -  Annual & Quarterly Reports
       -  Applications & Forms
       -  And More!

                  FUND STATISTICS<F5>
                  -------------------

NUMBER OF HOLDINGS                                   82
MEDIAN MARKET CAP                          $764 million
MEDIAN GROWTH RATE               2000E              24%
MEDIAN P/E                       2000E            15.9X
MEDIAN PRICE/INTRINSIC VALUE     2000E              65%
EQUITY DIVIDEND YIELD                              0.3%

                                     NOTES
                                     -----

<F1> PERFORMANCE DATA IS HISTORICAL AND DOES NOT GUARANTEE FUTURE RESULTS. AN
     INVESTMENT IN A MUTUAL FUND THAT CONCENTRATES ITS PORTFOLIO IN THE STOCKS OF SMALLER COMPANIES MAY PRESENT ADDITIONAL RISKS INCLUDING A SHORTER HISTORY OF OPERATIONS, HIGHER VOLATILITY AND LESS LIQUIDITY, ALL OF WHICH ARE DISCUSSED IN THE PROSPECTUS. PLEASE READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY. Investment return and principal value will fluctuate so that an investor's shares in the Fund, when redeemed, may be worth more or less than their original cost. The Russell 2000 Index is an unmanaged, market-weighted index, with dividends reinvested, of 2000 small companies. DURING THE QUARTER, LIPPER INC. RECLASSIFIED THE FUND TO ITS NEW SMALL-CAP CORE FUND CATEGORY. INDEX PERFORMANCE COMPARISONS REFLECT THIS CHANGE. The Lipper Small-Cap Core Fund Index reflects the net asset weighted return of the 30 largest small-cap core funds, with dividends reinvested. The returns of the indices do not include the payment of sales commissions or other expenses incurred in the purchase of the securities included in the index.

<F2> Portfolio profiles are for illustration only and are not intended as recommendations of individual stocks. The profiles present information about the companies believed to be accurate, and the views of the portfolio managers, as of 1/1/00. That information and those views may change and the Fund disclaims any obligation to advise shareholders of any such changes. On 12/31/99, Bell & Howell, Caremark Rx, InfoCure, Eclypsis and Infonautics represented 1.4%, 0.9%, 1.5%, 0.5% and 0.0% of the Fund's total net assets, respectively.

<F3> As a percentage of total net assets as of 12/31/99.

<F4> As a percentage of total portfolio equities as of 12/31/99.

<F5> Fund statistics are as of 12/31/99.

     Artisan Funds offered through Artisan Distributors LLC, 1000 North Water Street, Milwaukee, WI 53202, member NASD.

     Date of first use: January 7, 2000.

                                  ------------
                                  800.344.1770
                                  ------------
                              www.artisanfunds.com

                                                                         A9058-1


--------------------------------------------------------------------------------
                           ARTISAN INTERNATIONAL FUND
--------------------------------------------------------------------------------
QUARTERLY UPDATE                                                    JANUARY 2000

In 1999, Artisan International Fund saved its best for last. The Fund soared during the fourth quarter, gaining 49.1%, its highest quarterly return since inception, and the highest quarterly return in Mark Yockey's international investing career. In doing so, the Fund outpaced its benchmark, the EAFE Index, which advanced 17.0% for the period.

The Fund's performance for the year was impressive as well. For the 12 months ended December 31, 1999, Artisan International Fund rose 81.29% versus EAFE's increase of 26.96% for the year.<F1>

Inside you'll find a review of the quarter's activity, profiles of several holdings and our view of the climate for European restructuring given Vodafone's hostile offer for Mannesmann AG.

                                                                          (LOGO)
                                                                   ARTISAN FUNDS

                            FOURTH QUARTER OVERVIEW
                            -----------------------

European stock markets rose on a wave of optimism about the economic outlook and continued enthusiasm for communication and technology shares. Leading indices hit new record peaks in several markets as investors appeared impressed by the European Commission's forecast of increased economic growth, as well as declining fears about the Y2K computer bug.

The quarter wasn't without its share of newsworthy events. The Euro approached parity with the dollar. Wireless communications shares surged as investors paid more attention to the potential for revenue and profit growth exhibited by Japan's NTT DoCoMo's success with its i-mode service, which allows users to access the Internet through a cellular phone. And, Mannesmann's rejection of Vodafone's offer potentially sets the stage for the world's largest hostile takeover battle.

                        --------------------------------
                        AVERAGE ANNUAL TOTAL RETURNS<F1>
                        --------------------------------
                         FOR THE PERIODS ENDED 12/31/99

                                              SINCE INCEPTION
                               ONE-YEAR         (12/28/95)
                               --------       ---------------
INTERNATIONAL FUND              81.29%            34.96%
EAFE INDEX                      26.96%            13.19%
LIPPER INT'L FUND INDEX         37.83%            17.50%

                                       1
                               INVESTMENT PROFILE
                               ------------------
                            KONINKLIJKE KPN NV (KPN)
                                 (NETHERLANDS)

With its controlling purchase of E-Plus, Germany's third largest cellular operator, KPN has become a strategic asset in the realignment of the European communications industry. We believe the E-Plus deal is just the start of KPN's new mobile strategy. Initially, the deal doubles KPN's mobile presence, and offers significant growth opportunities - Germany is Europe's largest under-penetrated mobile market. Finally, its new partnership with Bell South (also a result of the deal) gives KPN significant negotiating power to acquire additional mobile franchises.

Other encouraging developments for KPN include an improvement in the Dutch regulatory environment and a late, but strategically correct, decision to roll out bandwidth in order to support high-speed Internet services.<F2>

                              -------------------
                              TOP 10 HOLDINGS<F3>
                              -------------------

--------------------------------------------------------------------------------
COMPANY                                                                        %
--------------------------------------------------------------------------------
AT&T CANADA...Canadian communications service provider for corporations 3.1% TRANS COSMOS, INC...Japanese outsourcing/information technology
  service provider                                                          2.9%
MANNESMANN AG...German communications service provider                      2.9%
BCE INC...Canadian full-service communications provider                     2.7%
NORTEL NETWORKS CORP...Canadian provider of communications systems          2.4%
GLOBAL TELESYSTEMS GROUP...Communications service provider
  incorporated in Bermuda                                                   2.3%
COLT TELECOM GROUP PLC...U.K. communications service provider
  for corporations                                                          2.3%
UNITEDGLOBALCOM...Dutch provider of multichannel television and
  related communications services                                           2.2%
TELECOM ITALIA MOBILE ...Italian cellular communications provider           2.1%
BIPOP SPA...Italian bank                                                    2.0%
--------------------------------------------------------------------------------
TOTAL                                                                      24.9%
================================================================================

                                       2
                               INVESTMENT PROFILE
                               ------------------
                            DBS GROUP HOLDINGS (DBS)
                                  (SINGAPORE)

DBS (Development Bank of Singapore) has a combined asset base of about $65 billion, which makes it larger than any other Asian-domiciled bank by a wide margin. And, with the largest capital base of any bank in Asia, DBS is committed to proactively managing this capital, freeing it up from businesses where the returns are poor and putting it toward businesses with superior returns.

Led by a highly regarded management team, DBS is becoming a leaner, more focused organization placing greater emphasis on risk management, international banking and consumer banking. Its acquisition of POSB highlights this commitment to leveraging its huge capital base to improve returns. POSB strengthens its already dominant consumer banking franchise by providing DBS with a new low-cost funding platform, an effective distribution and delivery network and a recognizable brand name.<F2>

                                       3
                               INVESTMENT PROFILE
                               ------------------
                                 GUCCI GROUP NV
                                    (ITALY)

GUCCI is synonymous with luxury goods. We like its long-term growth potential given its unique brand name, global growth potential and restructured and refocused operations. Gucci's strategy for the future includes maximizing the brand potential of the Gucci name and acquiring other luxury brands.

Internal growth initiatives include new store openings and expansions as well as new product offerings in

                         ------------------------------
                                 GUCCI GROUP NV

jewelry distribution and print and luggage collections. From an acquisition standpoint, we view Gucci's recent purchase of Sanofi Beaute of France, owner of Yves Saint Laurent (YSL), as a positive development. The YSL brand has considerable potential, and we believe that management's strategic success in turning around the Gucci brand can be successfully applied to YSL. With further acquisition possibilities in the highly fragmented and consolidating luxury goods sector, we believe that Gucci could become one of the world's leading, and most profitable, multibrand luxury goods companies.<F2>

     REGION/COUNTRY ALLOCATION<F3>
     -----------------------------

----------------------------------------
EUROPE                             51.8%
----------------------------------------
UNITED KINGDOM                      10.6
ITALY                               10.0
NETHERLANDS                          7.9
FRANCE                               5.6
GERMANY                              5.6
FINLAND                              4.3
SWEDEN                               3.4
SWITZERLAND                          2.6
SPAIN                                1.1
IRELAND                              0.3
NORWAY                               0.2
AUSTRIA                              0.1
PORTUGAL                             0.1
DENMARK<F5>                          0.0
----------------------------------------
ASIA/PACIFIC                       22.8%
----------------------------------------
JAPAN                               15.5
AUSTRALIA                            2.4
HONG KONG                            2.3
SINGAPORE                            2.1
KOREA                                0.3
NEW ZEALAND                          0.2
----------------------------------------
LATIN AMERICA                       4.8%
----------------------------------------
BRAZIL                               3.6
MEXICO                               1.2
----------------------------------------
NORTH AMERICA                      16.1%
----------------------------------------
CANADA                              13.8
BERMUDA                              2.3
----------------------------------------
CASH                                4.5%
----------------------------------------

<F5> Less than 0.1%

                             OUR VIEW OF THE MARKET
                             ----------------------
                                LOOKING FORWARD

Restructuring has been and continues to be a key portfolio theme. Throughout 1999, our projection for increased European merger activity was validated. A prime example is the recent hostile takeover attempt of Mannesmann AG, a German telecommunications service provider and one of the Fund's top holdings, by Vodafone AirTouch, a British mobile telecommunications firm.

Whether this attempt is successful or not - and Mannesman is fighting it - may profoundly alter the business landscape in Europe. While hostile takeover attempts are common in corporate America, they are a new, and not entirely welcome, development in Europe. However, even by U.S. standards, the size of this offer is unprecedented because it's the largest takeover proposal in history.

We conclude from this bid and other activity we see that Europe's already vigorous M&A activity will accelerate and gain in scale. We believe that if hostile takeover attempts become more common in Europe, shareholder activism (currently in its beginning stages) will flourish and cross-border acquisitions will increase. From our perspective, these would be very positive changes, likely to promote Europe's growth and enhance its global competitiveness.

                                  SPECIAL NOTE
                                  ------------

1999 DISTRIBUTIONS. Artisan International Fund paid a total distribution of $0.5629 per share on November 11, 1999, to shareholders of record on November 10, 1999. The distribution included $0.2751 of short-term capital gains, $0.2643 of long-term capital gains and $0.0235 ordinary income. Reinvestment NAV was $22.16. No other distributions were paid in 1999.

ARTISAN FUNDS WEBSITE AVAILABLE. Visit the Artisan Funds website at www.artisanfunds.com. It provides you with 24-hours a day, 7-days a week access to:
       -  Current & Historical Share Prices
       -  Fund Performance Information
       -  Portfolio Data & Statistics
       -  Combined Prospectus
       -  Annual & Quarterly Reports
       -  Applications & Forms
       -  And More!

                        FUND STATISTICS<F4>
                        -------------------

NUMBER OF HOLDINGS                                       115
WEIGHTED AVERAGE MARKET CAP                    $40.4 billion
WEIGHTED AVERAGE
GROWTH RATE                        2000E               23.9%
WEIGHTED AVERAGE P/E               2000E               32.0X

                                     NOTES
                                     -----


<F1> PERFORMANCE IS HISTORICAL AND DOES NOT GUARANTEE FUTURE RESULTS.
     INTERNATIONAL INVESTMENTS INVOLVE SPECIAL RISKS, INCLUDING CURRENCY FLUCTUATION, SOMETIMES LOWER LIQUIDITY, ECONOMIC AND POLITICAL RISKS, DIFFERENT ACCOUNTING METHODS AND HIGHER TRANSACTION COSTS, WHICH ARE DISCUSSED IN THE PROSPECTUS. PLEASE READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY. Investment return and principal value will fluctuate so that an investor's shares in the Fund, when redeemed, may be worth more or less than their original cost. The Morgan Stanley Capital International EAFE Index (EAFE) is unmanaged and includes net reinvested dividends for companies throughout the world, excluding the U.S. and Canada, in proportion to world stock market capitalization. EAFE's average annual return since inception of the Fund is based upon a starting date of December 31, 1995. The Lipper International Fund Index reflects the net asset weighted return of the 30 largest international funds. The returns of the indices do not include the payment of sales commissions or other expenses incurred in the purchase of the securities included in the index.

<F2> Portfolio profiles are for illustration only and are not intended as recommendations of individual stocks. The profiles present information about the companies believed to be accurate, and the views of the portfolio manager, as of 1/1/00. That information and those views may change and the Fund disclaims any obligation to advise shareholders of any such changes. As of 12/31/99, Vodafone AirTouch, NTT DoCoMo, KPN, DBS Group Holdings and Gucci Group represented 0.0%, 1.9%, 2.0%, 1.3% and 1.2% of the Fund's total net assets, respectively.

<F3> As a percentage of total net assets as of 12/31/99.

<F4> Fund statistics are as of 12/31/99.

     Artisan Funds offered through Artisan Distributors LLC, 1000 North Water Street, Milwaukee, WI 53202, member NASD.

     Date of first use: January 7, 2000.

                                  ------------
                                  800.344.1770
                                  ------------

                              www.artisanfunds.com

                                                                         A9058-3


--------------------------------------------------------------------------------
                              ARTISAN MID CAP FUND
--------------------------------------------------------------------------------
QUARTERLY UPDATE                                                   JANUARY 2000

Artisan Mid Cap Fund enjoyed success in the fourth quarter and, despite continuing volatility in the market, outperformed its benchmark, the S&P 400 MidCap Index.

The Fund advanced 37.7% in the fourth quarter, impressive we believe when compared to the gain of 17.19% by the S&P 400 MidCap Index for the period. For the year ended December 31, 1999, the Fund posted equally convincing results, closing the year up 57.89% while the index rose 14.72%.<F1>

Inside you'll find a review of the quarter's events, profiles of several investments and our investment outlook for the quarter ahead. Thank you for your continued confidence.

                                                                          (LOGO)
                                                                   ARTISAN FUNDS

                            FOURTH QUARTER OVERVIEW
                            -----------------------

To us, the overriding influence on the market as it entered the fourth quarter was an uncertainty with the direction of interest rates. For the most part, we believe this nervousness about the Federal Reserve's actions fueled the quarter's volatility.

However, as the quarter progressed, the market regained confidence when it saw few signs of inflation and it ably absorbed November's Federal Reserve rate increase. Confidence restored, the market rallied, or should we say, the technology sector rallied.

Almost every superlative has been applied to the recent performance of technology issues. Evolution, revolution "new economy" or whatever this technology driven mania is labeled, we've been digging for promising technology-related companies and benefited as the sector's performance accelerated.

                        AVERAGE ANNUAL TOTAL RETURNS<F1>
                        --------------------------------
                         FOR THE PERIODS ENDED 12/31/99

                                                       SINCE INCEPTION
                                        ONE-YEAR          (6/27/97)
                                        --------       ---------------
MID CAP FUND                             57.89%             48.39%
S&P 400 MIDCAP INDEX                     14.72%             20.38%
LIPPER MID-CAP CORE FUND INDEX           28.19%             18.93%

                      -----------------------------------

While we recognize technology's importance and its potential for long-term capital growth, we remain mindful of maintaining our investing strategy. We are committed to maintaining a diversified portfolio as we pursue our investment goal.
                                       1
                               INVESTMENT PROFILE
                               ------------------
                            INTERNET.COM CORPORATION

We've discussed how we search for Internet investment opportunities that meet our valuation style. INTERNET.COM meets the criteria. It's a premier content-driven business-to-business company in the Internet information segment, using its network of 78 websites, 70 e-mail newsletters,

                              TOP 10 HOLDINGS<F3>
                              -------------------

--------------------------------------------------------------------------------
COMPANY                                                                        %
--------------------------------------------------------------------------------
DYNEGY...Independent power producer and energy marketer                     3.5%
POLYCOM...Manufacturer of audio/video conferencing equipment                3.1%
OMNIPOINT CORPORATION...Manufactures digital communication products
  and services                                                              2.8%
POWERWAVE TECHNOLOGIES...Supplier of power amplifiers for wireless
  infrastructure                                                            2.7%
METTLER-TOLEDO...Leader in precision weighing instruments                   2.7%
KINDER MORGAN...Natural gas energy service company                          2.6%
ELECTRONICS FOR IMAGING...Component supplier for digital
  printing/copying equipment                                                2.6%
COVAD COMMUNICATIONS GROUP...Digital subscriber line provider               2.6%
MILLIPORE CORPORATION...Manufactures products for analysis and
  purification of fluids                                                    2.2%
ADELPHIA COMMUNICATIONS...Cable service provider                            2.1%
--------------------------------------------------------------------------------
TOTAL                                                                      26.9%
================================================================================

                         ------------------------------
                            INTERNET.COM CORPORATION

101 online discussion forums and 73 moderated e-mail discussion lists to connect Internet decision makers with technology companies.

The company has a top brand name and unique focus on the Internet, leaving it with only indirect competitors. Its unique position is appealing to advertisers who want to target this specific segment, and benefits from the "network effect," accomplished when a website can be self-sustaining and build traffic by itself.

internet.com has what we consider a successful model that moves beyond traditional advertising or subscription models and appeals to a valuable customer base. Its target market continues to expand rapidly as more and more businesses are using the Internet.<F2>

                                       2
                               INVESTMENT PROFILE
                               ------------------
                                RADIO ONE, INC.

RADIO ONE is the largest U.S. network of its kind, specializing in rap, R&B, hip-hop and other urban music styles. The fast-growing company operates more than two dozen radio stations serving primarily African-American listeners in top urban markets. Radio One is also teaming up with Black Entertainment Television to create African-American talk and music channels on XM Satellite Radio's upcoming network.

The company boasts strong management that has more than 20 years of operating experience, an attractive demographic target and acquisition capacity. Given this

                         ------------------------------
                                RADIO ONE, INC.

potential for dramatic growth, Radio One intends to build a presence in the Top 50 urban markets through acquisitions and changes in program formats.
As the company broadens its presence, it expects to enhance profitability by gaining clout with advertisers and music labels. It also envisions Internet opportunities.<F2>

     DIVERSIFICATION BY SECTOR<F4>
     -----------------------------

----------------------------------------
SECTOR                                 %
----------------------------------------
BASIC MATERIALS                      7.7
CAPITAL GOODS                       12.2
CONGLOMERATES                        0.0
CONSUMER CYCLICAL                    2.7
CONSUMER NON-CYCLICAL                1.1
ENERGY                               7.9
FINANCIAL                            4.2
HEALTHCARE                           1.8
REITS/PROPERTY                       0.2
SERVICES                            15.2
TECHNOLOGY                          32.5
TELECOMMUNICATIONS                  10.3
TRANSPORTATION                       0.0
UTILITIES                            4.2
----------------------------------------
TOTAL                             100.0%
========================================

             MARKET CAP DISTRIBUTION<F4>
             ---------------------------

     MARKET CAP         MID CAP FUND          S&P 400
  (IN $ BILLIONS)           (%)                 (%)
   --------------       ------------          -------
    $0.0 to 0.5             0.2                 1.0
     0.5 to 1.0             12.4                7.2
     1.0 to 2.0             26.3                19.3
     2.0 to 3.0             13.7                22.2
     3.0 to 4.0             17.2                11.6
     4.0 to 5.0             10.6                7.5
     5.0 to 6.0             5.6                 10.0
     6.0 to 7.0             5.2                 3.5
     7.0 to 8.0             4.4                 1.7
        8.0+                4.4                 16.0
------------------------------------------------------
TOTAL                      100.0%              100.0%
======================================================

                             OUR VIEW OF THE MARKET
                             ----------------------
                                LOOKING FORWARD

This year we've experienced market volatility, interest rate hikes, continuing concerns about future Federal Reserve actions and an undying fascination with nearly all companies related to technology while other profitable firms have been ignored.

Our challenge is to build a portfolio that is designed both to harness growth opportunities and weather volatility. Providing you with consistent returns over time means we may not always appear as aggressive as other mid-cap offerings. We consider it prudent to manage the fund for long-term gains and not short-term rewards.

Currently we are pursuing several topics. For openers, we're assessing the multitude of opportunities spawned by the revolution in the voice-video-data network. Many entrants are jostling for position in this arena, but we believe few will achieve the strength of a franchise company. We intend to be objective and deliberate in finding the potential winners.

Another intriguing theme is "energy convergence," the deregulation and consolidation of electric and natural gas companies. We purchased several at prices we consider excellent values as uncharacteristic weather depressed the stocks.

Also, our radar is directed to recovering economies elsewhere in the world. We see some early-stage opportunities among U.S. companies positioned to take advantage of these opportunities.

                                  SPECIAL NOTE
                                  ------------

1999 DISTRIBUTIONS. Artisan Mid Cap Fund paid a total distribution of $0.8256 per share on November 11, 1999, to shareholders of record on November 10, 1999. The distribution included $0.7991 of short-term capital gains, $0.0265 of long-term capital gains and $0.00 of ordinary income. Reinvestment NAV was $18.22. No other distributions were paid in 1999.

ARTISAN FUNDS WEBSITE AVAILABLE. Visit the Artisan Funds website at www.artisanfunds.com. It provides you with 24-hours a day, 7-days a week access to:
       -  Current & Historical Share Prices
       -  Fund Performance Information
       -  Portfolio Data & Statistics
       -  Combined Prospectus
       -  Annual & Quarterly Reports
       -  Applications & Forms
       -  And More!

                    FUND STATISTICS<F5>
                    -------------------

NUMBER OF HOLDINGS                                        66
MEDIAN MARKET CAP                               $2.7 billion
WEIGHTED AVG. GROWTH RATE          2000E               20.3%
WEIGHTED AVERAGE P/E               2000E               17.4X
MEDIAN PRICE/INTRINSIC VALUE       2000E                 75%

                                     NOTES
                                     -----

<F1> PERFORMANCE DATA IS HISTORICAL AND DOES NOT GUARANTEE FUTURE RESULTS.
     PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY. Investment return and principal value will fluctuate so that an investor's shares in the Fund, when redeemed, may be worth more or less than their original cost. The S&P 400 MidCap Index is an unmanaged, market-weighted index, with dividends reinvested, of 400 mid-cap companies. DURING THE QUARTER, LIPPER INC. RECLASSIFIED THE FUND TO ITS NEW MID-CAP CORE FUND CATEGORY. INDEX PERFORMANCE COMPARISONS REFLECT THIS CHANGE.The Lipper Mid-Cap Core Fund Index reflects the net asset weighted return of the 30 largest mid-cap core funds, with dividends reinvested. From its inception through 6/30/99, Artisan Mid Cap Fund was reimbursed for expenses in excess of 2.00% of its average net assets, which may have had a material effect on the Fund's total return. The returns of the indices do not include the payment of sales commissions or other expenses incurred in the purchase of the securities included in the index.

<F2> Portfolio profiles are for illustration only and are not intended as recommendations of individual stocks. The profiles present information about the companies believed to be accurate, and the views of the portfolio manager, as of 1/1/00. That information and those views may change and the Fund disclaims any obligation to advise shareholders of any such changes. As of 12/31/99, internet.com Corporation and Radio One, Inc. represented 0.9% and 1.1% of the Fund's total net assets, respectively.

<F3> As a percentage of total net assets as of 12/31/99.

<F4> As a percentage of total portfolio equities as of12/31/99.

<F5> Fund statistics are as of 12/31/99.

Artisan Funds offered through Artisan Distributors LLC, 1000 North Water Street, Milwaukee, WI 53202, member NASD.

Date of first use: January 7, 2000.

                                  ------------
                                  800.344.1770
                                  ------------
                              www.artisanfunds.com

                                                                         A9058-2


--------------------------------------------------------------------------------
                          ARTISAN SMALL CAP VALUE FUND
--------------------------------------------------------------------------------
QUARTERLY UPDATE                                                    JANUARY 2000

We are pleased with the fourth quarter performance of Artisan Small Cap Value Fund. It soundly outperformed its benchmark, the Russell 2000 Value Index, during a period of volatility in the small-cap market. The Fund gained 3.9% in the fourth quarter, while the Russell 2000 Value Index gained 1.5%.

The Fund's 1999 performance was also solid, gaining 15.42%, while its index was down 1.49% for the same 12 months.<F1>

Inside, we discuss the Fund's quarterly performance, several holdings in the portfolio and our outlook for investing as we begin the New Year.

                                                                          (LOGO)
                                                                   ARTISAN FUNDS

                            FOURTH QUARTER OVERVIEW
                            -----------------------

The Fund's positive quarterly return was welcome following the small-cap market volatility that continued from the end of the third quarter into October.

Although our quarterly return was positive, the market continued a pattern generally unfavorable to small-cap value investors. Typically, our universe consists of companies looked on as undervalued. Recent examples were found in cyclical, financial and energy holdings. However, in the fourth quarter, as in most of 1999, investors generally favored technology companies, a sector with few opportunities for our style.

During the quarter, as is common when a style such as small-cap value is out of favor, we added higher quality companies available at what we considered moderate prices. These stocks were slumping for several reasons, including rising interest rates, the continued liquidation of small-cap value strategies and, in certain industries, a combination of earnings disappointment and fear.


                        --------------------------------
                        AVERAGE ANNUAL TOTAL RETURNS<F1>
                        --------------------------------
                         FOR THE PERIODS ENDED 12/31/99

                                                     SINCE INCEPTION
                                      ONE-YEAR         (9/29/97)
                                      --------       ---------------
SMALL CAP VALUE FUND                   15.42%             5.21%
RUSSELL 2000 VALUE INDEX               -1.49%            -2.62%
LIPPER SMALL-CAP VALUE FUND INDEX       1.32%            -3.16%

                                       1
                               INVESTMENT PROFILE
                              -------------------
                              JOHN NUVEEN COMPANY

JOHN NUVEEN COMPANY provides customized individual accounts, mutual funds, exchange-traded funds and defined portfolios to financial advisers for their high net worth clients. It sells its closed- and open-end funds through its own sales network, external brokerages and financial service providers. Nuveen added equity funds when it acquired Rittenhouse Financial Services.

We like the company's balance sheet and seasoned management. Its strong franchise in municipal bond investments will benefit, in our opinion, from long-term demand for those products. And, its closed-end funds, which do not issue redeemable securities and do not need to liquidate securities to meet investor demands for cash, provide a stream of recurring income.<F2>

                              TOP 10 HOLDINGS<F3>
                              -------------------

--------------------------------------------------------------------------------
COMPANY                                                                        %
--------------------------------------------------------------------------------
GLEASON CORPORATION...Gear manufacturing equipment producer                 2.9%
GENLYTE GROUP INCORPORATED...Commercial, industrial and
  residential lighting                                                      2.7%
JOSTENS, INC...Leader in school memorabilia                                 2.5%
MUELLER INDUSTRIES...Manufacturer/distributor of plumbing supplies          2.4%
GREY ADVERTISING...Advertising agency                                       2.2%
HILB, ROGAL & HAMILTON...Insurance broker                                   2.1%
ADVO, INC...Direct mail marketing services                                  2.0%
CLEVELAND CLIFFS...Iron ore supplier                                        1.9%
EMCOR GROUP...Mechanical and electrical contractor                          1.9%
ANNUITY AND LIFE RE (HOLDINGS) LTD...Life and annuity reinsurance           1.9%
--------------------------------------------------------------------------------
TOTAL                                                                      22.5%
================================================================================

                                       2
                               INVESTMENT PROFILE
                               ------------------
                              MODINE MANUFACTURING

MODINE MANUFACTURING is a worldwide leader in the production of heat exchangers for vehicle and building heating, ventilating and air-conditioning needs. Products include radiators, charge-air coolers, vehicle air conditioning parts and oil coolers sold to original equipment manufacturers (OEMs) and others.

We consider Modine a great company capable of providing solid returns on capital over business cycles. However, the company's earnings have been flat because of increased capital spending and the continued slump in its agricultural and construction equipment markets. We believe the completion of an assembly plant in March 2000 could lead to increased outsourcing orders. Also, the company anticipates significant growth in the future in part from its entry in a new product category, exhaust-gas-recirculation (EGR) coolers, a technology Modine believes could generate $50 million annually in new business partnerships for the company.<F2>

                                       3
                               INVESTMENT PROFILE
                               ------------------
                          BORG-WARNER AUTOMOTIVE (BWA)

BORG-WARNER AUTOMOTIVE (BWA) is a leading maker of powertrain products for the world's major automakers. Its powertrain products include four-wheel-drive and all-wheel-drive transfer cases primarily for light trucks and sport utility vehicles (SUVs), as well as automatic transmission and timing chain systems.

                        -------------------------------
                          BORG-WARNER AUTOMOTIVE (BWA)

In our opinion, Borg-Warner Automotive has historically enjoyed good returns on invested capital. However, BWA's stock declined recently for the same reasons the stocks of other automotive suppliers slumped, namely interest rate concerns, lower future auto sales expectations and the sector's generally declining return on invested capital.

We believe Borg-Warner's management has responded appropriately. They focused on industry segments that offer above average growth rates such as overhead cam and turbocharged engines. They positioned themselves by buying German and U.S. turbocharger manufacturers and a manufacturer of belt-driven engine cooling systems primarily for light trucks and SUVs. And, they sold their manual transmission business as competitors moved into the market and profit margins came under pressure.<F2>

     DIVERSIFICATION BY SECTOR<F4>
     -----------------------------
----------------------------------------
SECTOR                                 %
----------------------------------------
BASIC MATERIALS                     18.7
CAPITAL GOODS                       15.8
CONGLOMERATES                        0.0
CONSUMER CYCLICAL                   15.3
CONSUMER NON-CYCLICAL                1.7
ENERGY                               5.8
FINANCIAL                           19.2
HEALTHCARE                           0.4
REITS                                1.4
SERVICES                             9.7
TECHNOLOGY                           9.7
TRANSPORTATION                       1.1
UTILITIES                            1.2
----------------------------------------
TOTAL                             100.0%
========================================

                             OUR VIEW OF THE MARKET
                             ----------------------
                                LOOKING FORWARD

In our view, the positive earnings environment we experienced in the fourth quarter is continuing. Underlying economic trends continue to be positive for stocks despite rising long-term interest rates and the prospect of another rate hike by the Federal Reserve. Inflation remains low, productivity is rising, consumer spending is strong and Americans continue to invest.

We may continue to see relatively few stocks dominate the market. If so, strategic or financial buyers could be a source of activity in the small-cap value universe, especially if individuals and institutions aren't buying what we regard as great stocks at great prices.

Although we do not make investments only for their takeover potential, our investment criteria are similar to those used by strategic and financial buyers. We commented earlier that low prices among quality companies would heighten takeover activity. In 2000 we expect continued takeover activity if our style remains out of favor.

SPECIAL NOTE ON FUND CLOSING
Artisan Small Cap Value Fund intends to close to new investors when it reaches about $250 million in total assets. This is a change from the intended closing level of $400 million previously announced. For more information please refer to the Artisan Funds prospectus dated October 29, 1999.

                                  SPECIAL NOTE
                                 -------------

1999 DISTRIBUTIONS. Artisan Small Cap Value Fund paid a total distribution of $0.3757 per share on November 11, 1999, to shareholders of record on November 10, 1999. The distribution included $0.3439 of short-term capital gains, $0.0047 of long-term capital gains and $0.0271 of ordinary income. Reinvestment NAV was $9.81. No other distributions were paid in 1999.

ARTISAN FUNDS WEBSITE AVAILABLE. Visit the Artisan Funds website at www.artisanfunds.com. It provides you with 24-hours a day, 7-days a week access to:
       -  Current & Historical Share Prices
       -  Fund Performance Information
       -  Portfolio Data & Statistics
       -  Combined Prospectus
       -  Annual & Quarterly Reports
       -  Applications & Forms
       -  And More!

                    FUND STATISTICS<F5>
                    -------------------
NUMBER OF HOLDINGS                                        93
MEDIAN MARKET CAP                               $317 million
WEIGHTED AVG. MARKET CAP                        $498 million
MEDIAN PRICE/BOOK VALUE                                 1.3X
MEDIAN P/E                         2000E               10.3X
EQUITY DIVIDEND YIELD                                   1.4%

                                     NOTES
                                     -----

<F1> PERFORMANCE DATA CONTAINED HEREIN REPRESENT PAST PERFORMANCE AND DO NOT
     GUARANTEE FUTURE RESULTS. AN INVESTMENT IN A MUTUAL FUND THAT CONCENTRATES ITS PORTFOLIO IN VALUE STOCKS AND THE STOCKS OF SMALLER COMPANIES MAY PRESENT ADDITIONAL RISKS INCLUDING A SHORTER HISTORY OF OPERATIONS, HIGHER VOLATILITY AND LESS LIQUIDITY, ALL OF WHICH ARE DISCUSSED IN THE PROSPECTUS. PLEASE READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY. Investment return and principal value will fluctuate so that an investor's shares in the Fund, when redeemed, may be worth more or less than their original cost. The Russell 2000 Index is an unmanaged, market-weighted index, with dividends reinvested, of 2000 small companies. The Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. DURING THE QUARTER, LIPPER INC. RECLASSIFIED THE FUND TO ITS NEW SMALL-CAP VALUE FUND CATEGORY. INDEX PERFORMANCE COMPARISONS REFLECT THIS CHANGE. The Lipper Small-Cap Value Fund Index reflects the net asset weighted return of the 30 largest small-cap value funds, with dividends reinvested. The returns of the indices do not include the payment of sales commissions or other expenses incurred in the purchase of the securities included in the index.

<F2> Portfolio profiles are for illustration only and are not intended as recommendations of individual stocks. The profiles present information about the companies believed to be accurate, and the views of the portfolio manager, as of 1/1/00. That information and those views may change and the Fund disclaims any obligation to advise shareholders of any such changes. As of 12/31/99, John Nuveen, Modine Manufacturing and Borg-Warner Automotive represented 1.2%, 1.8%, and 1.4% of the Fund's total net assets, respectively.

<F3> As a percentage of total net assets as of 12/31/99.

<F4> As a percentage of total portfolio equities as of 12/31/99.

<F5> Fund statistics are as of 12/31/99.

     Artisan Funds offered through Artisan Distributors LLC, 1000 North Water Street, Milwaukee, WI 53202, member NASD.

     Date of first use: January 7, 2000.

                                  ------------
                                  800.344.1770
                                  ------------
                              www.artisanfunds.com

                                                                         A9058-4